Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2020 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2021		₨ 223,540.8	$ 2,965.1
2022		125,258.5	1,661.5
2023		192,835.2	2,557.8
2024		58,948.6	781.9
2025		60,797.6	806.4
Thereafter		280,164.9	3,716.2
Total	[1]	₨ 941,545.6	$ 12,488.9

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 84,972.7 million (net of debt issuance cost).